UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

  CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report: August 12, 2019

(Date of earliest event reported)

Turtle Beach Corporation

(Exact name of registrant as specified in its charter)

Nevada	001-35465	27-2767540
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11011 Via Frontera, Suite A/B

San Diego, California 92127

(Address of principal executive offices)

(888) 496-8001

(Registrant’s telephone number, including area code)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001	HEAR	Nasdaq Stock Market
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On August 12, 2019, the Board of Directors (the “Board”) of Turtle Beach Corporation (the “Company”) appointed Kelly Thompson as a director of the Company filling a vacancy on the Board. Ms. Thompson will serve as a member of the Board’s Compliance and Governance Committee.

Ms. Thompson is a respected retail leader with a unique blend of operational and functional capabilities. From 2017-2019 she was the COO of samsclub.com and member of the CEO’s Leadership Committee with responsibility for eCommerce Merchandising, Business Intelligence, Marketing, Supply Chain, Business Operations, a multi-billion dollar omni P&L and the CEO’s “Digital” Initiative. Prior to samsclub.com, Ms. Thompson spent 7 years as Chief Merchant of walmart.com and grew the business through product and category expansion, maximizing early phase omni channel programs, building new technology to scale growth, and developing a world class team of merchants accountable for category level P&Ls. Her ability to manage people and deliver results lead to additional oversight of Planning, Distribution, Marketplace, Pricing, Shipping and Services in addition to Merchandising. From 1997 to 2007 Ms. Thompson held various Merchandising roles at Gap, working her way from trainee to Divisional Merchandising Manager. Ms. Thompson holds a B.S. degree in Biology from the University of California San Diego.

In connection with her appointment to the Board, Ms. Thompson will be entitled to receive a cash retainer pursuant to the Company’s non-employee director compensation policy and options to purchase $50,000 in value of the Company’s common stock, par value $0.001 per share (“Common Stock”), and restricted Common Stock awards with a value of $50,000, pursuant to the Company’s 2013 Stock-Based Incentive Compensation Plan, as amended.

Additional information regarding Ms. Thompson’s appointment as a director is contained in the press release attached hereto as Exhibit 99.1.

Item 9.01.Financial Statements and Exhibits.

(d) Exhibits

Exhibit No. Exhibit Description

99.1 Press Release issued by Turtle Beach Corporation dated August 13, 2019

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TURTLE BEACH CORPORATION

Date:	August 13, 2019	By:	/S/ JOHN T. HANSON
John T. Hanson Chief Financial Officer, Treasurer and Secretary